Exhibit 10.23.9

RATIFICATION OF AND AMENDMENT TO

MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,

FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

This instrument, dated effective the 24th day of February, 2010 (the “Effective Date”), is entered into by and between PRIMEENERGY CORPORATION (“Prime”), a Delaware corporation, and PRIMEENERGY MANAGEMENT CORPORATION (“PEMC”, and Prime and PEMC, collectively, the “Mortgagor”), a New York corporation, the address for each of which for purposes hereof being One Landmark Square, Suite 1100, Stamford, Connecticut 06901-2605, and COMPASS BANK, an Alabama banking association and successor in interest to Guaranty Bank, FSB, a federal savings bank, the address for which for purposes hereof being 24 Greenway Plaza, Suite 1400A, Houston, Texas 77046, in its capacity as administrative agent (in such capacity the “Mortgagee”) for the lenders party to that certain Amended and Restated Credit Agreement dated as of December 28, 2006 by and among Prime, PEMC, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, EOWS MIDLAND COMPANY, a Texas corporation, and Guaranty Bank, FSB, a federal savings bank, individually as a lender and as administrative agent for the lenders signatory thereto from time to time (the “Lenders”) (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”).

WITNESSETH:

WHEREAS, the Mortgagor has heretofore executed that certain security document more particularly described in Schedule 1 attached hereto and incorporated herein for all purposes by this reference (the “Security Document”);

WHEREAS, the benefits of the mortgagee and secured party under the Security Document are now owned and held by the Mortgagee; and

WHEREAS, the Mortgagor and the Mortgagee desire to ratify and amend the Security Document as described below;

NOW, THEREFORE, in consideration of the foregoing, the benefits to be derived by the Mortgagor under the Credit Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Mortgagor, the parties hereto agree as follows:

1. INCLUSION OF ADDITIONAL MORTGAGED PROPERTY. The Security Document is hereby amended so as to subject to the liens and security interests thereof the oil, gas and mineral interests described in Exhibit A attached hereto and all elements of personalty associated therewith and as to which a security interest therein may be created pursuant to the Uniform Commercial Code, including, but not limited to, “as-extracted collateral”, as such term is defined in the Uniform Commercial Code, whether now owned and existing or hereafter acquired or arising and those enumerated in the Security Document (together with the interests presently subject to the Security Document, the “Mortgaged Property”). All references to the Mortgaged Property in the Security Document or herein shall be deemed to include, but not be limited to, the oil, gas and mineral interests described in Exhibit A hereto and personalty associated therewith.

2. SUBSTITUTION OF TRUSTEE. Effective as of the Effective Date, Richard G. Sylvan, the address for whom is 24 Greenway Plaza, Suite 1400A, Houston, Texas 77046, is substituted for John A. Clark as the Trustee under the Security Document and all references in the Security Document to the “Trustee” shall be references to Richard G. Sylvan.

3. WARRANTIES, REPRESENTATIONS AND COVENANTS. The warranties, representations and covenants of the Mortgagor contained in the Security Document are hereby remade by the Mortgagor to the Mortgagee, for the benefit of the Lenders, and are in full force and effect as of the date hereof. Such warranties, representations, and covenants shall apply with equal force and effect to the oil, gas and mineral interests described in Exhibit A hereto and personalty associated therewith.

4. REAFFIRMATION OF SECURITY DOCUMENT. To secure the Indebtedness (as such term is defined in the Security Document), the Mortgagor has granted, bargained, sold, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, mortgage, assign, transfer and convey, unto Richard G. Sylvan, Trustee for the benefit of the Mortgagee, for the benefit of the Lenders, and grants to the Mortgagee, for the benefit of the Lenders, a security interest in, the Mortgaged Property (as such term is defined in the Security Document as amended hereby) not previously released from the lien and security interest of the Security Document, including, but not limited to, the oil, gas and mineral interests described in Exhibit A hereto and personalty associated therewith, in trust to secure the Indebtedness (as such term is defined in the Security Document).

TO HAVE AND TO HOLD the Mortgaged Property not previously released from the lien and security interest of the Security Document, together with the rights, privileges and appurtenances now or hereafter at any time before the release of the Security Document in anywise belonging or appertaining thereto, unto Richard G. Sylvan, Trustee for the benefit of the Mortgagee, for the benefit of the Lenders, to secure the payment of the Indebtedness (as such term is defined in the Security Document) and the agreements and covenants of the Mortgagor herein and in the Security Document.

5. MISCELLANEOUS. This instrument shall be considered as an amendment to and ratification of the Security Document, and the Security Document, as herein expressly amended, is hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Security Document are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Security Document in any documents heretofore or hereafter executed shall be deemed to refer to the Security Document as amended by this instrument.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have executed this instrument to be effective as of the Effective Date first hereinabove written.

MORTGAGOR (DEBTOR):

PRIMEENERGY CORPORATION and PRIMEENERGY MANAGEMENT CORPORATION

By:
Beverly A. Cummings
Executive Vice President, Treasurer, and Chief Financial Officer of each of the companies listed above

(Signatures continue on following page)

AGENT:

COMPASS BANK, as Agent
(successor in interest to Guaranty Bank, FSB, as Agent)

By:
Kathleen J. Bowen
Senior Vice President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

The foregoing instrument was acknowledged before me, the undersigned Notary Public, this 24th day of February, 2010, by Beverly A. Cummings, Executive Vice President, Treasurer, and Chief Financial Officer of each of PrimeEnergy Corporation, a Delaware corporation, and PrimeEnergy Management Corporation, a New York corporation, on behalf of each of such corporations.

NOTARY PUBLIC in and for
the State of Texas

(Printed Name of Notary Public)

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

The foregoing instrument was acknowledged before me, the undersigned Notary Public, this 24th day of February, 2010, by Kathleen J. Bowen, a Senior Vice President of COMPASS BANK, an Alabama banking association, on behalf of such Alabama banking association, acting in the indicated capacity.

NOTARY PUBLIC in and for
the State of Texas

(Printed Name of Notary Public)

SCHEDULE 1

Security Document

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated effective October 1, 2007, from PrimeEnergy Corporation and PrimeEnergy Management Corporation, to John A. Clark, Trustee for the benefit of Guaranty Bank, FSB, as Agent, filed and recorded as follows:

JURISDICTION	FILING DATA

TEXAS

Reagan County	Filed October 19, 2007 under Document No. 101610, Volume 87, Pages 17-58, Official Public Records

S1-i

EXHIBIT A

The designation “Working Interest” or “W.I.” when used in this Exhibit means an interest owned in an oil, gas, and mineral lease that determines the cost-bearing percentage of the owner of such interest. The designation “Net Revenue Interest” or “N.R.I.” means that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens or other burdens on production, except severance, production, and other similar taxes. The designation “Overriding Royalty Interest” or “ORRI” means an interest in production which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the overriding royalty interest so provides, costs associated with compression, dehydration, other treating or processing, or transportation of production of oil, gas, or other minerals relating to the marketing of such production. The designation “Royalty Interest” or “RI” means an interest in production which results from an ownership in the mineral fee estate or royalty estate in the relevant land and which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the royalty interest so provides, costs associated with compression, dehydration, other treating or processing or transportation of production of oil, gas, or other minerals relating to the marketing of such production.

Any reference in this Exhibit to wells or units is for warranty of interest, administrative convenience, and identification and shall not limit or restrict the right, title, interest, or properties covered by this Deed of Trust. All right, title, and interest of Mortgagor in the properties described herein are and shall be subject to this Deed of Trust, regardless of the presence of any units or wells not described herein.

[Descriptions of the relevant Leases and

the relevant Land are found on the

following pages of this Exhibit]

A-i

Additional Mortgaged Property

WELL:	WI:	NRI:

GPS #4	100%	77.50%

Lease Recording

Information:	Volume 72 Page 812, Official Public Records of Regan County, Texas
Description:	Section 3, Block 1, A-4741, T&P Ry. Co. Survey, Reagan County, Texas

WELL:	WI:	NRI:

CHARLES HUGHES 21 #1	100%	75.00%

CHARLES HUGHES 21 #2	100%	75.00%

CHARLES HUGHES 21 #3	100%	75.00%

CHARLES HUGHES 21 #4	100%	75.00%

CHARLES HUGHES 21 #5	100%	75.00%

CHARLES HUGHES 21 #6	100%	75.00%

Lease Recording

Information:	Volume 54 Page 113, Official Public Records of Reagan County, Texas
Volume 54 Page 118, Official Public Records of Reagan County, Texas
Description:	Section 21, JE Skinner Original Grantee, A-426, Certificate 36/7, Reagan County, Texas

WELL:	WI:	NRI:

HUGHES ALPINE WEST 22-1	100%	75.00%

Lease Recording

Information:	Volume 54 Page 115, Official Public Records of Reagan County, Texas
Description:	Section 22, Block F, C&M Ry. Co. Survey, A-363, Certificate 35, Reagan County, Texas

A-ii

WELL:	WI:	NRI:
HUNT 13-1	90.00%	67.50%

HUNT 13-2	90.00%	67.50%

Lease Recording

Information:	Volume 87 Page 344, Official Public Records of Reagan County, Texas
Description:	Section 13, Block L, A-460, TC RR Survey, Reagan County, Texas

WELL:	WI:	NRI:

HUNT 15-1	90.00%	67.50%

HUNT 15-2	90.00%	67.50%

HUNT 15-3	90.00%	67.50%

HUNT 15-4	90.00%	67.50%

Lease Recording

Information:	Volume 87 Page 344, Official Public Records of Reagan County, Texas
Description:	Section 15, Block L, A-112, D&P RR Co. Survey, Reagan County, Texas

WELL:	WI:	NRI:

HUNT 17-1	90.00%	67.50%

HUNT 17-2	90.00%	67.50%

HUNT 17-3	90.00%	67.50%

HUNT 17-4	90.00%	67.50%

HUNT 17-5	90.00%	67.50%

HUNT 17-6	90.00%	67.50%

A-iii

Lease Recording

Information:	Volume 87 Page 344, Official Public Records of Reagan County, Texas
Description:	Section 17, Block L, Certificate 113, D&P RR Co. Survey, Reagan County, Texas

WELL:	WI:	NRI:

PRIME KILE #2	42.5975%	34.078%

Lease Recording

Information:	Volume 88 Page 653, Official Public Records of Reagan County, Texas
Volume 88 Page 663, Official Public Records of Reagan County, Texas
Volume 88 Page 673, Official Public Records of Reagan County, Texas
Description:	Section 1, A-163, Certificate 4/1698, GC&SF Ry Co Survey, Reagan County, Texas

WELL:	WI:	NRI:

PRIME KILE A#4	42.5975%	34.078%

PRIME KILE B#5	42.5975%	34.078%

Lease Recording

Information:	Volume 88 Page 653, Official Public Records of Reagan County, Texas
Volume 88 Page 663, Official Public Records of Reagan County, Texas
Volume 88 Page 673, Official Public Records of Reagan County, Texas
Description:	Section 6, A-8, Certificate 4/1700, GC&SF Ry Co Survey, Reagan County, Texas

WELL:	WI:	NRI:

NSU 1-1	50.00%	39.662976%

NSU 1-2	50.00%	39.662976%

NSU 1-4	50.00%	39.662976%

NSU 1-5	50.00%	39.662976%

NSU 1-6	50.00%	39.662976%

NSU 1-7	50.00%	39.662976%

NSU 1-8	50.00%	39.662976%

NSU 1-9	50.00%	39.662976%

NSU 1-10	50.00%	39.662976%

NSU 1-11	50.00%	39.662976%

NSU 13	100%	77.07524%

A-iv

Lease Recording

Information:	Volume 63 Page 406, Official Public Records of Reagan County, Texas
Volume 63 Page 385, Official Public Records of Reagan County, Texas
Volume 64 Page 257, Official Public Records of Reagan County, Texas
Volume 67 Page 397, Official Public Records of Reagan County, Texas
Volume 68 Page 430, Official Public Records of Reagan County, Texas
Volume 90 Page 189, Official Public Records of Reagan County, Texas
Volume 92 Page 117, Official Public Records of Reagan County, Texas
Volume 98 Page 673, Official Public Records of Reagan County, Texas
Volume 61 Page 522, Official Public Records of Reagan County, Texas
Volume 62 Page 758, Official Public Records of Reagan County, Texas
Volume 68 Page 93, Official Public Records of Reagan County, Texas
Description:	Section 1, Block G, C&M Ry Co Survey, Reagan County, Texas

WELL:	WI:	NRI:

NSU 17-21	50.00%	38.7451439%

NSU 17-22	50.00%	38.7451439%

NSU 17-23	50.00%	38.7451439%

NSU 17-24	50.00%	38.7451439%

Lease Recording

Information:	Volume 38 Page 597, Official Public Records of Reagan County, Texas
Volume 38 Page 601, Official Public Records of Reagan County, Texas
Description:	Section 17, Block F, C&M Ry Co Survey, Reagan County, Texas

A-v

WELL:	WI:	NRI:

NSU 24-56	50.00%	38.745144%

Lease Recording

Information:	Volume 61 Page 403, Official Public Records of Reagan County, Texas
Description:	Section 24, Block F, C&M RR Co Survey, Reagan County, Texas

WELL:	WI:	NRI:

NSU 25-1	50.00%	38.7842068%

NSU 25-2	50.00%	38.7842068%

NSU 25-3	50.00%	38.7842068%

NSU 25-4	50.00%	38.7842068%

NSU 25-5	50.00%	38.7842068%

NSU 25-6	50.00%	38.7842068%

NSU 25-7	50.00%	38.7842068%

NSU 25-8	50.00%	38.7842068%

NSU 25-9	50.00%	38.7842068%

NSU 25-10	50.00%	38.7842068%

NSU 25-11	50.00%	39.4018822%

NSU 25-12	50.00%	39.4018822%

NSU 25-13	50.00%	38.7842068%

NSU 25-14	50.00%	38.7842068%

NSU 25-15	50.00%	39.4018822%

NSU 25-16	50.00%	39.4018822%

Lease Recording

Information:	Volume 91 Page 76, Official Public Records of Reagan County, Texas
Volume 68 Page 93, Official Public Records of Reagan County, Texas
Description:	Section 25, Block F, C&M Ry Co Survey, Reagan County, Texas

A-vi

WELL:	WI:	NRI:

SSU 9-58	50.00%	37.916587%

SSU 9-59	50.00%	37.916587%

SSU 9-60	50.00%	37.916587%

SSU 9-61	50.00%	37.916587%

Lease Recording

Information:	Volume 58 Page 100, Official Public Records of Reagan County, Texas
Volume 58 Page 103, Official Public Records of Reagan County, Texas
Volume 58 Page 105, Official Public Records of Reagan County, Texas
Description:	Section 9, Block L, TC RR Co Survey, Reagan County, Texas

WELL:	WI:	NRI:

THOMAS 3 #1	100%	75.3710941%

THOMAS 3 #2	100%	75.3710941%

Lease Recording

Information:	Volume 76 Page 267, Official Public Records of Reagan County, Texas
Volume 76 Page 676, Official Public Records of Reagan County, Texas
Volume 69 Page 69, Official Public Records of Reagan County, Texas
Volume 75 Page 139, Official Public Records of Reagan County, Texas
Volume 78 Page 11, Official Public Records of Reagan County, Texas
Volume 78 Page 16, Official Public Records of Reagan County, Texas
Volume 73 Page 485, Official Public Records of Reagan County, Texas
Volume 69 Page 822, Official Public Records of Reagan County, Texas
Volume 74 Page 368, Official Public Records of Reagan County, Texas
Volume 75 Page 139, Official Public Records of Reagan County, Texas

A-vii

Volume 73 Page 854, Official Public Records of Reagan County, Texas
Volume 79 Page 324, Official Public Records of Reagan County, Texas
Volume 73 Page 849, Official Public Records of Reagan County, Texas
Volume 69 Page 332, Official Public Records of Reagan County, Texas
Volume 69 Page 335, Official Public Records of Reagan County, Texas
Volume 69 Page 338, Official Public Records of Reagan County, Texas
Volume 72 Page 406, Official Public Records of Reagan County, Texas
Volume 77 Page 581, Official Public Records of Reagan County, Texas
Volume 76 Page 596, Official Public Records of Reagan County, Texas
Volume 76 Page 676, Official Public Records of Reagan County, Texas
Volume 77 Page 9, Official Public Records of Reagan County, Texas
Volume 114 Page 476, Official Public Records of Reagan County, Texas
Volume 114 Page 478, Official Public Records of Reagan County, Texas
Volume 114 Page 480, Official Public Records of Reagan County, Texas
Volume 114 Page 482, Official Public Records of Reagan County, Texas
Description:	Section 3, Block F, A-338, L&SV RR Co Survey, Reagan County, Texas

WELL:	WI:	NRI:

HAM RANCH	100%	75.00%

Lease Recording

Information:	Volume 109 Page 167, Official Public Records of Reagan County, Texas
Description:	Section 1947, SA & MG RR Co. Survey, A-433, Reagan County, Texas

A-viii

Property Description

WELL:	WI:	NRI:
GPS #4	100%	77.50%

Lease Recording

Information:	Volume 72 Page 812, Official Public Records of Regan County, Texas
Description:	Section 3, Block 1, A-4741, T&P Ry. Co. Survey, Reagan County, Texas

WELL:	WI:	NRI:
CHARLES HUGHES 21 #1	100%	75.00%
CHARLES HUGHES 21 #2	100%	75.00%
CHARLES HUGHES 21 #3	100%	75.00%
CHARLES HUGHES 21 #4	100%	75.00%
CHARLES HUGHES 21 #5	100%	75.00%
CHARLES HUGHES 21 #6	100%	75.00%

Lease Recording

Information:	Volume 54 Page 113, Official Public Records of Reagan County, Texas
Volume 54 Page 118, Official Public Records of Reagan County, Texas
Description:	Section 21, JE Skinner Original Grantee, A-426, Certificate 36/7, Reagan County, Texas

WELL:	WI:	NRI:
HUGHES ALPINE WEST 22-1	100%	75.00%

Lease Recording

Information:	Volume 54 Page 115, Official Public Records of Reagan County, Texas
Description:	Section 22, Block F, C&M Ry. Co. Survey, A-363, Certificate 35, Reagan County, Texas

WELL:	WI:	NRI:
HUNT 13-1	90.00%	67.50%
HUNT 13-2	90.00%	67.50%

Lease Recording

Information:	Volume 87 Page 344, Official Public Records of Reagan County, Texas
Description:	Section 13, Block L, A-460, TC RR Survey, Reagan County, Texas

WELL:	WI:	NRI:
HUNT 15-1	90.00%	67.50%
HUNT 15-2	90.00%	67.50%
HUNT 15-3	90.00%	67.50%
HUNT 15-4	90.00%	67.50%

Lease Recording

Information:	Volume 87 Page 344, Official Public Records of Reagan County, Texas
Description:	Section 15, Block L, A-112, D&P RR Co. Survey, Reagan County, Texas

WELL:	WI:	NRI:
HUNT 17-1	90.00%	67.50%
HUNT 17-2	90.00%	67.50%
HUNT 17-3	90.00%	67.50%
HUNT 17-4	90.00%	67.50%
HUNT 17-5	90.00%	67.50%
HUNT 17-6	90.00%	67.50%

Lease Recording

Information:	Volume 87 Page 344, Official Public Records of Reagan County, Texas
Description:	Section 17, Block L, Certificate 113, D&P RR Co. Survey, Reagan County, Texas

WELL:	WI:	NRI:
PRIME KILE #2	42.5975%	34.078%

Lease Recording

Information:	Volume 88 Page 653, Official Public Records of Reagan County, Texas
Volume 88 Page 663, Official Public Records of Reagan County, Texas
Volume 88 Page 673, Official Public Records of Reagan County, Texas
Description:	Section 1, A-163, Certificate 4/1698, GC&SF Ry Co Survey, Reagan County, Texas

WELL:	WI:	NRI:
PRIME KILE A#4	42.5975%	34.078%
PRIME KILE B#5	42.5975%	34.078%

Lease Recording

Information:	Volume 88 Page 653, Official Public Records of Reagan County, Texas
Volume 88 Page 663, Official Public Records of Reagan County, Texas
Volume 88 Page 673, Official Public Records of Reagan County, Texas
Description:	Section 6, A-8, Certificate 4/1700, GC&SF Ry Co Survey, Reagan County, Texas

WELL:	WI:	NRI:
NSU 1-1	50.00%	39.662976%
NSU 1-2	50.00%	39.662976%
NSU 1-4	50.00%	39.662976%
NSU 1-5	50.00%	39.662976%
NSU 1-6	50.00%	39.662976%
NSU 1-7	50.00%	39.662976%
NSU 1-8	50.00%	39.662976%
NSU 1-9	50.00%	39.662976%
NSU 1-10	50.00%	39.662976%
NSU 1-11	50.00%	39.662976%
NSU 13	100%	77.07524%

Lease Recording

Information:	Volume 63 Page 406, Official Public Records of Reagan County, Texas
Volume 63 Page 385, Official Public Records of Reagan County, Texas
Volume 64 Page 257, Official Public Records of Reagan County, Texas
Volume 67 Page 397, Official Public Records of Reagan County, Texas
Volume 68 Page 430, Official Public Records of Reagan County, Texas
Volume 90 Page 189, Official Public Records of Reagan County, Texas
Volume 92 Page 117, Official Public Records of Reagan County, Texas
Volume 98 Page 673, Official Public Records of Reagan County, Texas
Volume 61 Page 522, Official Public Records of Reagan County, Texas
Volume 62 Page 758, Official Public Records of Reagan County, Texas
Volume 68 Page 93, Official Public Records of Reagan County, Texas
Description:	Section 1, Block G, C&M Ry Co Survey, Reagan County, Texas

WELL:	WI:	NRI:
NSU 17-21	50.00%	38.7451439%
NSU 17-22	50.00%	38.7451439%
NSU 17-23	50.00%	38.7451439%
NSU 17-24	50.00%	38.7451439%

Lease Recording

Information:	Volume 38 Page 597, Official Public Records of Reagan County, Texas
Volume 38 Page 601, Official Public Records of Reagan County, Texas
Description:	Section 17, Block F, C&M Ry Co Survey, Reagan County, Texas

WELL:	WI:	NRI:
NSU 24-56	50.00%	38.745144%

Lease Recording

Information:	Volume 61 Page 403, Official Public Records of Reagan County, Texas
Description:	Section 24, Block F, C&M RR Co Survey, Reagan County, Texas

WELL:	WI:	NRI:
NSU 25-1	50.00%	38.7842068%
NSU 25-2	50.00%	38.7842068%
NSU 25-3	50.00%	38.7842068%
NSU 25-4	50.00%	38.7842068%
NSU 25-5	50.00%	38.7842068%
NSU 25-6	50.00%	38.7842068%
NSU 25-7	50.00%	38.7842068%
NSU 25-8	50.00%	38.7842068%
NSU 25-9	50.00%	38.7842068%
NSU 25-10	50.00%	38.7842068%
NSU 25-11	50.00%	39.4018822%
NSU 25-12	50.00%	39.4018822%
NSU 25-13	50.00%	38.7842068%
NSU 25-14	50.00%	38.7842068%
NSU 25-15	50.00%	39.4018822%
NSU 25-16	50.00%	39.4018822%

Lease Recording

Information:	Volume 91 Page 76, Official Public Records of Reagan County, Texas
Volume 68 Page 93, Official Public Records of Reagan County, Texas
Description:	Section 25, Block F, C&M Ry Co Survey, Reagan County, Texas

WELL:	WI:	NRI:
SSU 9-58	50.00%	37.916587%
SSU 9-59	50.00%	37.916587%
SSU 9-60	50.00%	37.916587%
SSU 9-61	50.00%	37.916587%

Lease Recording

Information:	Volume 58 Page 100, Official Public Records of Reagan County, Texas
Volume 58 Page 103, Official Public Records of Reagan County, Texas
Volume 58 Page 105, Official Public Records of Reagan County, Texas
Description:	Section 9, Block L, TC RR Co Survey, Reagan County, Texas

WELL:	WI:	NRI:
THOMAS 3 #1	100%	75.3710941%
THOMAS 3 #2	100%	75.3710941%

Lease Recording

Information:	Volume 76 Page 267, Official Public Records of Reagan County, Texas
Volume 76 Page 676, Official Public Records of Reagan County, Texas
Volume 69 Page 69, Official Public Records of Reagan County, Texas
Volume 75 Page 139, Official Public Records of Reagan County, Texas
Volume 78 Page 11, Official Public Records of Reagan County, Texas
Volume 78 Page 16, Official Public Records of Reagan County, Texas
Volume 73 Page 485, Official Public Records of Reagan County, Texas
Volume 69 Page 822, Official Public Records of Reagan County, Texas
Volume 74 Page 368, Official Public Records of Reagan County, Texas
Volume 75 Page 139, Official Public Records of Reagan County, Texas
Volume 73 Page 854, Official Public Records of Reagan County, Texas
Volume 79 Page 324, Official Public Records of Reagan County, Texas
Volume 73 Page 849, Official Public Records of Reagan County, Texas
Volume 69 Page 332, Official Public Records of Reagan County, Texas
Volume 69 Page 335, Official Public Records of Reagan County, Texas
Volume 69 Page 338, Official Public Records of Reagan County, Texas
Volume 72 Page 406, Official Public Records of Reagan County, Texas
Volume 77 Page 581, Official Public Records of Reagan County, Texas
Volume 76 Page 596, Official Public Records of Reagan County, Texas
Volume 76 Page 676, Official Public Records of Reagan County, Texas
Volume 165 Page 215, Official Public Records of Irion County, Texas
Volume 165 Page 212, Official Public Records of Irion County, Texas
Volume 165 Page 217, Official Public Records of Irion County, Texas
Volume 77 Page 9, Official Public Records of Reagan County, Texas
Volume 165 Page 210, Official Public Records of Irion County, Texas
NEED RECORDING INFORMATION FOR CARLOTTA HARTMAN
TRUST LEASE
Description:	Section 3, Block F, A-338, L&SV RR Co Survey, Reagan County, Texas

WELL:	WI:	NRI:
HAM RANCH	100%	75.00%

Lease Recording

Information:	Volume 109 Page 167, Official Public Records of Reagan County, Texas
Description:	Section 1947, SA & MG RR Co. Survey, A-433, Reagan County, Texas